EXHIBIT 10.1

                                EIGHTH AMENDMENT

            EIGHTH AMENDMENT, dated as of July 28, 2006 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SIX FLAGS, INC., a Delaware corporation ("Parent"), SIX FLAGS OPERATIONS INC., a Delaware corporation ("Holdings"), SIX FLAGS THEME PARKS INC., a Delaware corporation (the "Primary Borrower"), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Primary Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, THE BANK OF NEW YORK and BANK OF AMERICA, N.A., as syndication agents, CREDIT LYONNAIS, NEW YORK BRANCH, as documentation agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made loans and other extensions of credit to the Borrowers;

            WHEREAS, the Borrowers have requested and, upon this Amendment becoming effective, the Lenders will have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment; and

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

            2.1 Amendments to Section 1.1 of the Credit Agreement.

            (a) The definition of "Applicable Margin" set forth Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Applicable Margin": (a) with respect to Base Rate Loans, 2.00% per annum and (b) with respect to Eurocurrency Loans, 3.00% per annum; provided that on and after the first Adjustment Date, the Applicable Margin with respect to any Loans will be the rate per annum determined for such Type of Loan pursuant to the applicable Pricing Grid.

            (b) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting in lieu thereof the following clause (a):

      (a) operating income (or loss) for such period ((i) excluding any gains or losses for such period attributable to the Disposition of any property or assets of Holdings or any of its Subsidiaries, (ii) excluding any earnings or charges for such period resulting from the write-up or write-down of any property or assets of Holdings or any of its Subsidiaries and (iii) plus cash received for such period from investments of Holdings or any of its Subsidiaries in partnerships or any Person for which the investment is accounted for by the equity method), plus

            (c) The definition of "Consolidated Total Debt" set forth in Section
1.1 of the Credit Agreement is hereby amended by inserting the words "and in the Pricing Grids set forth in Annex A" immediately following the phrase "as such term is used in Section 10.1(a)".

            (d) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

            "Identified Parks": the collective reference to Six Flags Darien Lake (outside Buffalo, New York); Six Flags Waterworld (Concord, California); Six Flags Elitch Gardens (Denver, Colorado); Wild Waves and Enchanted Village (outside Seattle, Washington); Six Flags Splashtown (Houston, Texas); Six Flags Magic Mountain and Hurricane Harbor (near Los Angeles, California); and Frontier City and White Water Bay (Oklahoma City, Oklahoma).

            2.2 Amendment to Section 6.5(b) of the Credit Agreement. Section 6.5(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date Holdings or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, the Tranche B Term Loans shall be prepaid, and/or the Multicurrency Commitments shall be reduced, on or before the date which is thirty days following the date of receipt of such Net Cash Proceeds, by an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 6.5(d); provided that, notwithstanding the foregoing:

                  (i) no prepayment of the Tranche B Term Loans or reduction of the Multicurrency Commitments shall be required to be made under this Section 6.5(b) in respect of the Net Cash Proceeds received by Holdings or any of its Subsidiaries from any Recovery Event in respect of which a Reinvestment Notice has been delivered, so long as, on each Reinvestment Prepayment Date, the Tranche B Term Loans shall be prepaid, and/or the Multicurrency Commitments shall be reduced, by an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Recovery Event, as set forth in Section 6.5(d);

                  (ii) no prepayment of the Tranche B Term Loans or reduction of the Multicurrency Commitments shall be required to be made under this Section 6.5(b) in respect of the Net Cash Proceeds received by Holdings or any of its Subsidiaries from the sales of the Cleveland Park and/or the European Parks that are in excess of (A) $45,000,000 if, on such date, the sale of the Cleveland Park has been consummated but the sale of the European Parks has not been consummated, (B) $125,000,000 if, on such date, the sale of the European Parks has been consummated or (C) $125,000,000 if, on such date, the sale of the European Parks and the Cleveland Park have been consummated; and

                  (iii) no prepayment of the Tranche B Term Loans or reduction of the Multicurrency Commitments shall be required to be made under this Section 6.5(b) in respect of the Net Cash Proceeds received by Holdings or any of its Subsidiaries from the sale of the Houston Park.

            2.3 Amendment to Section 7.2 of the Credit Agreement. Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            7.2 No Change. Since January 1, 2006, except for the events and developments discussed or referred to in the mid-quarter investor conference call of Parent and its Subsidiaries on June 22, 2006, the letter to Lenders from Parent dated July 17, 2006 and/or the conference call among representatives of Parent, the Administrative Agent and the Lenders on July 18, 2006, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

            2.4 Amendments to Section 10.1 of the Credit Agreement.

            (a) Section 10.1(a) of the Credit Agreement is hereby amended by deleting the ratios set forth therein for fiscal quarters FQ3 2006 through and including FQ4 2007 and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
             Fiscal Quarter                    Consolidated Leverage Ratio
--------------------------------------------------------------------------------
                FQ3 2006                              4.50 to 1.00
                FQ4 2006                              4.50 to 1.00
                FQ1 2007                              4.50 to 1.00
                FQ2 2007                              4.00 to 1.00
                FQ3 2007                              3.75 to 1.00
                FQ4 2007                              3.50 to 1.00
--------------------------------------------------------------------------------

            (b) Section 10.1(b) of the Credit Agreement is hereby amended by deleting the ratios set forth therein for fiscal quarters FQ3 2006 through and including FQ4 2007 and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
                                                      Consolidated
             Fiscal Quarter                      Interest Coverage Ratio
--------------------------------------------------------------------------------
                FQ3 2006                              2.50 to 1.00
                FQ42006                               2.50 to 1.00
                FQ1 2007                              2.50 to 1.00
                FQ2 2007                              2.75 to 1.00
                FQ3 2007                              3.00 to 1.00
                FQ4 2007                              3.25 to 1.00
--------------------------------------------------------------------------------

            (c) Section 10.1(c) of the Credit Agreement is hereby amended by deleting the ratios set forth therein for fiscal quarters FQ3 2006 through and including FQ4 2007 and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
                                                    Consolidated Debt
             Fiscal Quarter                      Service Coverage Ratio
--------------------------------------------------------------------------------
                FQ3 2006                              2.00 to 1.00
                FQ4 2006                              2.00 to 1.00
                FQ1 2007                              2.00 to 1.00
                FQ2 2007                              2.25 to 1.00
                FQ3 2007                              2.50 to 1.00
                FQ4 2007                              2.75 to 1.00
--------------------------------------------------------------------------------

            (d) Section 10.1(d) of the Credit Agreement is hereby amended by deleting the ratios set forth therein for fiscal quarters FQ3 2006 through and including FQ4 2007.

            2.5 Amendment to Section 10.4(c)(x) of the Credit Agreement. Section 10.4(c)(x) of the Credit Agreement is hereby amended in its entirety to read as follows:

      (x) the Disposition of the Identified Parks, provided that with respect to all Dispositions permitted by this clause (x), (A) such Dispositions shall be made for at least fair market value, as determined in good faith by the Board of Directors of Holdings or the Primary Borrower, and for at least 75% cash or cash equivalent consideration, (B) the requirements of Section 6.5(b) are complied with in connection therewith (subject to Section 6.11) and (C) to the extent that more than $300,000,000 of Net Cash Proceeds in respect of all such Dispositions have been distributed (or will, within ten Business Days after the receipt thereof, be distributed) to Parent as permitted by Section 10.5(c)(ix), then the Borrowers shall have prepaid pursuant to Section 6.4, by the date that is 45 days after the receipt of Net Cash Proceeds in respect of the Disposition of an Identified Park, an aggregate principal amount of Tranche B Term Loans that is at least equal to (I) the Consolidated EBITDA attributable to the Identified Park so Disposed of multiplied by three (it being understood and agreed that the Consolidated EBITDA of such Identified Park (x) shall be calculated for the most recently ended period of four consecutive fiscal quarters for which consolidated financial statements of Holdings or Parent have been delivered pursuant to Section 9.1 (but without giving effect to the last sentence of the definition of "Consolidated EBITDA") and (y) shall not include the portion of Consolidated EBITDA (as so calculated) attributable to such Identified Park to the extent that the Net Cash Proceeds in respect of the Disposition of such Identified Park, together with the Net Cash Proceeds then received in respect of all other Dispositions of Identified Parks, that have been distributed (or will, within ten Business Days after the receipt thereof, be distributed) to Parent as permitted by
      Section 10.5(c)(ix) does not exceed $300,000,000) minus (II) the amount of the Tranche B Prepayment Amount resulting from such Disposition that has been paid to Accepting Lenders.

            2.6 Amendments to Section 10.5(c)(ix) of the Credit Agreement.
Section 10.5(c)(ix) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (ix) amounts payable in respect of any refinancing or repayment of Indebtedness under any Indenture of Parent or any redemption of Parent Preferred Stock, provided that (A) any such Restricted Payment is funded solely with any Net Cash Proceeds of any sale of assets permitted by
      Section 10.4(c)(x) remaining after giving effect to the aggregate amount of such Net Cash Proceeds then paid (1) in accordance with Section 10.4(c)(x), (2) to acquire, restore or construct up to $100,000,000 of assets useful in the business of the Primary Borrower and its Subsidiaries and/or (3) in respect of payments under the Partnership Parks Agreements permitted by Section 10.5(c)(ii) (such remaining amount, the "Net Sale Proceeds") and (B) such Restricted Payment is made within 11 months after the receipt of such Net Sale Proceeds.

            2.7 Amendment to Section 10.6 of the Credit Agreement. Section 10.6 of the Credit Agreement is hereby amended by deleting therefrom the last sentence in its entirety and substituting in lieu thereof the following:

      For purposes of the foregoing, the "Base Capital Expenditure Amount" for any fiscal year shall be (a) in the case of the 2002 fiscal year (commencing with the Amendment and Restatement Effective Date and ending on December 31, 2002), $150,000,000 and (b) in the case of any fiscal year thereafter (other than the 2007 fiscal year), $100,000,000, plus, in each case, with respect to each fiscal year in which a Subsequent Acquisition is consummated and the immediately following fiscal year, an amount for each such fiscal year equal to the lesser of (1) 25% of the aggregate Purchase Price of such Subsequent Acquisition and (2) $175,000,000 less the aggregate Purchase Price of such Subsequent Acquisition, in each case, for purposes of this clause (b), such Purchase Price to be calculated without giving effect to the parenthetical in Section 10.4(e)(iii)(E). Notwithstanding the foregoing, Holdings and the Primary Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in excess of $120,000,000 during the 2007 fiscal year of Holdings (it being understood and agreed that, notwithstanding anything to the contrary in this Section 10.6, the amount permitted to be expended in such 2007 fiscal year shall not be increased in respect of any Subsequent Acquisitions as provided for in clause (b) above and shall not be increased by the amount of any amounts carried over from the prior fiscal year pursuant to subclause (i) above).

            2.8 Amendment to Annex A to the Credit Agreement. Annex A to the Credit Agreement is hereby amended by deleting such Annex in its entirety and substituting in lieu thereof Annex A attached hereto.

            SECTION 3. WAIVER. The Lenders hereby waive (a) compliance with
Section 10.1 of the Credit Agreement for the period of four consecutive fiscal quarters ending June 30, 2006 and (b) any Defaults or Events of Default arising under Section 11(c) of the Credit Agreement from such non-compliance.

            SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective on and as of the date (the "Amendment Effective Date") on which (a) the Administrative Agent shall have received (i) an executed counterpart of this Amendment, duly executed and delivered by a duly authorized officer of each of Parent, Holdings and the Primary Borrower, (ii) executed Lender Consent Letters (or facsimile transmissions thereof), substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from the Required Lenders, (iii) an executed Acknowledgment and Consent, substantially in the form of Exhibit B hereto, from each Guarantor and (iv) for the account of each Lender which shall have executed and delivered a Lender Consent Letter to counsel to the Administrative Agent by 5:00 P.M. (New York City time) on July 28, 2006, an amendment fee in an amount equal to 0.25% of such Lender's Aggregate Exposure at such time, and (b) the Primary Borrower shall have paid all fees required to be paid, and expenses for which invoices have been presented (including fees, disbursements and other charges of counsel to the Agents), in connection with the Credit Agreement.

            SECTION 5. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, (a) each of Parent, Holdings and the Primary Borrower certifies that no Default or Event of Default has occurred and is continuing and (b) each of Parent, Holdings and the Primary Borrower confirms, reaffirms and restates that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and otherwise modified hereby. Except as expressly amended or waived herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended and otherwise modified from time to time.

            SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Primary Borrower and the Administrative Agent.

            SECTION 8. PAYMENT OF EXPENSES. The Primary Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                 SIX FLAGS, INC.


                                    By: /s/ Jeffrey R. Speed
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SIX FLAGS OPERATIONS INC.


                                    By: /s/ Jeffrey R. Speed
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SIX FLAGS THEME PARKS INC.


                                    By: /s/ Jeffrey R. Speed
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Administrative Agent


                                    By: /s/ Craig Malloy
                                       ---------------------------------
                                        Name:  Craig Malloy
                                        Title: Vice President

                                                                         ANNEX A

                                  PRICING GRIDS

Category 1. Corporate family rating of B3 or lower by Moody's Investors Service, Inc. ("Moody's") or corporate rating of CCC+ or lower by Standard & Poor's ("S&P"):

   Consolidated      Applicable Margin    Applicable Margin   Commitment
  Leverage Ratio     Eurocurrency Loans    Base Rate Loans     Fee Rate
------------------   ------------------   -----------------   ----------
  > 4.25 to 1.00           3.75%               2.75%            0.50%

< 4.25 to 1.00 and
-
  > 4.00 to 1.00           3.50%               2.50%            0.50%
  -

< 4.00 to 1.00 and
  > 3.50 to 1.00           3.25%               2.25%            0.50%
  -

  < 3.50 to 1.00           3.00%               2.00%            0.50%

Category 2. Corporate family rating of B2 by Moody's or corporate rating of B-by S&P:

   Consolidated      Applicable Margin    Applicable Margin   Commitment
  Leverage Ratio     Eurocurrency Loans    Base Rate Loans     Fee Rate
------------------   ------------------   -----------------   ----------

  > 4.25 to 1.00           3.50%               2.50%            0.50%

< 4.25 to 1.00 and
-
  > 4.00 to 1.00           3.25%               2.25%            0.50%
  -

< 4.00 to 1.00 and
  > 3.50 to 1.00           3.00%               2.00%            0.50%
  -

  < 3.50 to 1.00           2.75%               1.75%            0.50%

Category 3. Corporate family rating of B1 or higher by Moody's or corporate rating of B or higher by S&P:

   Consolidated      Applicable Margin    Applicable Margin   Commitment
  Leverage Ratio     Eurocurrency Loans    Base Rate Loans     Fee Rate
------------------   ------------------   -----------------   ----------
  > 4.25 to 1.00           3.25%               2.25%            0.50%

< 4.25 to 1.00 and
-
  > 4.00 to 1.00           3.00%               2.00%            0.50%
  -

< 4.00 to 1.00 and
  > 3.00 to 1.00           2.75%               1.75%            0.50%

  < 3.00 to 1.00           2.50%               1.50%            0.50%
  -

For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a corporate family or corporate rating, as applicable, for the Primary Borrower (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agency shall be deemed to have established a rating of less than B2 or less than B-, as applicable; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Primary Borrower shall fall within different Categories, (A) the Applicable Margin shall be based on the higher of the two ratings if one such rating falls within Category 3 and (B) the Applicable Margin shall be based on the lower of the two ratings in all other cases; and (iii) if the rating established or deemed to have been established by Moody's or S&P for the Primary Borrower shall be changed, such change shall be effective as of the date on which such change is first announced by the applicable rating agency. Each change in the Applicable Margin resulting from changes in ratings shall apply during the period commencing on the effective date of such change (the "Ratings Adjustment Date") and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate obligors, the Primary Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

Changes in the Applicable Margin or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on each date (each, a "Leverage Adjustment Date"; each Leverage Adjustment Date and each Ratings Adjustment Date being an "Adjustment Date") on which financial statements of Holdings are delivered to the Lenders pursuant to Section 9.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.25 to
1.0. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by
Section 10.1(a).

                                                                       EXHIBIT A

                              LENDER CONSENT LETTER

                 SIX FLAGS AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED AS OF JULY 8, 2002

To: Lehman Commercial Paper Inc.,
      as Administrative Agent
    745 Seventh Avenue
    New York, New York 10019
    Attention:  Michelle Rosolinsky

Ladies and Gentlemen:

            Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Six Flags, Inc., a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation (the "Primary Borrower"), each Foreign Subsidiary Borrower (together with the Primary Borrower, the "Borrowers"), the Lenders from time to time parties to the Credit Agreement, The Bank of New York and Bank of America, N.A., as Syndication Agents, Credit Lyonnais, New York Branch, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

            The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Eighth Amendment (the "Amendment") to which a form of this Lender Consent Letter is attached as Exhibit A.

            Pursuant to Section 13.1(a) of the Credit Agreement, the undersigned Lender hereby irrevocably consents to the execution by the Administrative Agent of the Amendment.


                                Very truly yours,


                                ------------------------------------
                                (NAME OF LENDER)


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:


Dated as of July 28, 2006

                                                                       EXHIBIT B

                           ACKNOWLEDGMENT AND CONSENT
                             TO THE EIGHTH AMENDMENT
                  TO THE AMENDED AND RESTATED CREDIT AGREEMENT

            Reference is made to the Amended and Restated Credit Agreement described in the foregoing Eighth Amendment (the "Credit Agreement"; terms defined in the Credit Agreement and used in this Acknowledgement and Consent shall have the meanings given to such terms in the Credit Agreement). Each of the undersigned Guarantors hereby (a) consents to the foregoing Eighth Amendment and the transactions contemplated thereby and (b) agrees and acknowledges that all guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Eighth Amendment and all prior modifications, if any, to the Credit Agreement.

            THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                    (Rest of page left intentionally blank.)

                                 SIX FLAGS, INC.


                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SIX FLAGS OPERATIONS INC.


                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer

                                    ASTROWORLD GP LLC
                                    ASTROWORLD LP LLC
                                    AURORA CAMPGROUND, INC.
                                    DARIEN LAKE MANAGEMENT COMPANY, INC.
                                    DARIEN LAKE THEME PARK AND CAMPING RESORT,
                                      INC.
                                    ENCHANTED PARKS, INC.
                                    FIESTA TEXAS, INC.
                                    FRONTIER CITY PROPERTIES, INC.
                                    FUNTIME, INC.
                                    FUNTIME PARKS, INC.
                                    GREAT ESCAPE HOLDING INC.
                                    GREAT ESCAPE LLC
                                    GREAT ESCAPE THEME PARK LLC
                                    HURRICANE HARBOR GP LLC
                                    HURRICANE HARBOR LP LLC
                                    INDIANA PARKS, INC.
                                    KKI, LLC
                                    MWM HOLDINGS INC.
                                    OHIO CAMPGROUNDS INC.
                                    OHIO HOTEL LLC
                                    PARK MANAGEMENT CORP.
                                    PP DATA SERVICES INC.
                                    PREMIER INTERNATIONAL HOLDINGS INC.
                                    PREMIER PARKS HOLDINGS INC.
                                    PREMIER PARKS OF COLORADO INC.
                                    PREMIER WATERWORLD CONCORD INC.
                                    PREMIER WATERWORLD SACRAMENTO INC.
                                    RIVERSIDE PARK ENTERPRISES, INC.
                                    SAN ANTONIO PARK GP, LLC
                                    SFJ MANAGEMENT INC.
                                    SFTP INC.
                                    SFTP SAN ANTONIO GP, INC.
                                    SFTP SAN ANTONIO, INC.
                                    SFTP SAN ANTONIO II, INC
                                    STUART AMUSEMENT COMPANY
                                    TIERCO MARYLAND, INC.
                                    TIERCO WATER PARK, INC.
                                    WYANDOT LAKE, INC.


                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer

                                    SF SPLASHTOWN INC.
                                    SF SPLASHTOWN GP INC.
                                    SIX FLAGS EVENTS INC.
                                    SIX FLAGS EVENTS HOLDING CORP.
                                    SIX FLAGS SERVICES, INC.
                                    SIX FLAGS SERVICES OF ILLINOIS, INC.
                                    SIX FLAGS SERVICES OF MISSOURI, INC.


                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    ASTROWORLD LP

                                    By: Astroworld GP LLC,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    ELITCH GARDENS L.P.

                                    By: Premier Parks of Colorado Inc.,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    FRONTIER CITY PARTNERS LIMITED PARTNERSHIP

                                    By: Frontier City Properties, Inc.,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    HURRICANE HARBOR LP

                                    By: Hurricane Harbor GP LLC,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SF PARTNERSHIP

                                    By: Six Flags Theme Parks Inc.,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SIX FLAGS SAN ANTONIO, L.P.

                                    By: SFTP San Antonio GP, Inc.,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SIX FLAGS SPLASHTOWN L.P.

                                    By: SF Splashtown GP Inc.,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SIX FLAGS EVENTS L.P.

                                    By: Six Flags Events Inc.,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer


                                    SAN ANTONIO THEME PARK, L.P.

                                    By: San Antonio Park GP, LLC,
                                        its General Partner

                                    By:
                                       ---------------------------------
                                        Name:  Jeffrey R. Speed
                                        Title: Chief Financial Officer